PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 10

Prudential Jennison Equity Income Fund

Supplement dated August 6, 2010 to the Prospectus and Statement of Additional Information dated February 17, 2010

I.	In the Prospectus, the section entitled How the Fund Invests/Investment Objective and Policies is hereby deleted and replaced with the following:

The Fund’s investment objective is to seek income and capital appreciation.

The Fund will invest under normal circumstances at least 65% of its total assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts and other similar securities. We do not consider American Depositary Receipts, American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

The Fund may invest in exchange traded funds (ETFs), and other investment companies subject to the limitations under the Investment Company Act of 1940. The Fund may also participate in the initial public offering (IPO) market.

The Fund will seek companies with the ability to sustain and grow their dividends. The Fund will employ a value strategy to identify such companies, seeking companies the subadviser believes to be fundamentally sound, but are being valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, the value of their assets, their private market value, or some combination of these factors.

In addition to common stocks, the Fund may invest in other equity-related securities, including nonconvertible preferred stocks, structured notes, and convertible securities - like bonds, corporate notes and preferred stocks - that it can convert to a company’s common stock, the cash value of common stock, or some other equity security.

For more information, see “Investment Risks” below and the SAI, which contains additional information about the Fund. To obtain a copy, see the back cover page of this Prospectus.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund (the Board) can change investment policies that are not fundamental.

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II.	In the Statement of Additional Information, the following is added to the section entitled Investment Risks and Considerations: Prudential Jennison Equity Income Fund

STRUCTURED NOTES. The Fund may invest in structured notes. The values of the structured notes in which the Fund will invest may be linked to equity securities or equity indices or other instruments or indices (“reference instruments”). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

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